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                                                                    EXHIBIT 10.9


                          REGISTRATION RIGHTS AGREEMENT

                  This REGISTRATION RIGHTS AGREEMENT is dated as of June 10, 1997 by and among Plainwell Holding Company, a Delaware corporation (the "Company"), Citicorp Venture Capital, Ltd., a New York corporation ("CVC"), CCT II Partners, L.P., a Delaware limited partnership ("CCT"), Brenton Halsey (the "Investor"), Larkspur Capital Corporation ("Larkspur"), William L. New and each other executive of the Company or its subsidiaries who acquires Common Stock (as defined below) from the Company after the date hereof and executes a joinder hereto (collectively, the "Executives", and individually as an "Executive"), and the Persons set forth on the Individual Purchaser Signature Page attached hereto (collectively referred to herein as the "Individual Purchasers", and individually as an "Individual Purchaser").

                  The Executives (other than William L. New) will purchase shares of the Company's Class B Common Stock, par value $.01 per share (the "Class B Common"), pursuant to certain purchase agreements with the Company.

                  William L. New has purchased, or will have purchased, shares of the Company's Class A Common Stock, par value $.01 per share (the "Class A Common") and shares of the Company's Class B Common, pursuant to a certain purchase agreement with the Company.

                  CVC has purchased shares of the Company's Class A Common and of the Company's Class B Common (together with all warrants issued in substitution or replacement therefor, the "CVC Warrants"), pursuant to a CVC Securities Purchase Agreement, dated as of the date hereof, between the Company and CVC.

                  The Individual Purchasers have purchased shares of Class A Common and of Class B Common pursuant to the Securities Purchase Agreement, dated as of the date hereof, by and among the Company and the Individual Purchasers.

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

            1. Definitions. As used herein, the following terms shall have the following meanings.

                  "Common Stock" means, collectively, (i) the Class A Common and the Class B Common, (ii) any other class of Common Stock, and (iii) any capital stock of the Company issued or issuable with respect to the securities referred to in clauses (i) or (ii) by way of stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

                  "CVC Registrable Securities" means (i) any shares of Common Stock issued or issuable to CVC or its affiliates upon exercise of the CVC Warrants or acquired by, or issued or issuable to, CVC or its affiliates on or after the date hereof, (ii) any capital stock of the Company
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acquired by CVC or its affiliates on or after the date hereof, and (iii) any shares of capital stock of the Company issued or issuable with respect to the securities referred to in clauses (i) or (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, a Person will be deemed to be a holder of CVC Registrable Securities whenever such Person has the right to acquire directly or indirectly such CVC Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Executive Registrable Securities" means (i) any shares of Common Stock issued or issuable to the Executives on the date hereof or acquired by, or issued or issuable to, the Executives after the date hereof and (ii) any shares of capital stock of the Company issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, if and to the extent, in each case, such shares of Common Stock referred to in clauses (i) and (ii) above have vested pursuant to the terms of the Executive Stock Purchase Agreements executed by such Executives and the Company. For purposes of this Agreement, a Person will be deemed to be a holder of Executive Registrable Securities whenever such Person has the right to acquire directly or indirectly such Executive Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

                  "Holders Securities" means any securities of CVC or any of its affiliates which are exchangeable, convertible, or otherwise similarly exercisable into Registrable Securities.

                  "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Purchaser Registrable Securities" means (i) any shares of Common Stock acquired by, or issued or issuable to, CCT, the Individual Purchasers, the Investor, or Larkspur on or after the date hereof, (ii) any shares of capital stock of the Company acquired by CCT or the Individual Purchasers on or after the date hereof, and (iii) any shares of capital stock of the Company issued or issuable with respect to the securities referred to in clauses (i) or (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, a Person will be deemed to be a holder of Purchaser Registrable Securities whenever such Person has the right to acquire directly or indirectly such Purchaser Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

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                  "Qualified Public Offering" means the sale, in an underwritten public offering registered under the Securities Act, of shares of the Company's Common Stock having an aggregate value of at least $30 million.

                  "Registrable Securities" means, collectively, the CVC Registrable Securities, the Purchaser Registrable Securities, and the Executive Registrable Securities.

                  "Registration Expenses" means all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company.

                  "Rule 144" means Rule 144 under the Securities Act (or any similar rule then in force).

                  "SEC" means the Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended.

         2.       Demand Registrations.

                  (a) Requests for Registration. Subject to Section 2(b) below, at any time and from time to time, the holders of a majority of the CVC Registrable Securities may request registration, whether underwritten or otherwise, under the Securities Act of all or part of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations") or on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations") if available. In addition, subject to Section 2(g) below, the holders of a majority of the CVC Registrable Securities may request that the Company file with the SEC a registration statement under the Securities Act on any applicable form pursuant to Rule 415 under the Securities Act (a "415 Registration"). Each request for a Long-Form Registration or Short-Form Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request for a Long-Form Registration or Short-Form Registration, the Company will give written notice of such requested registration to all other holders of Registrable Securities and will include (subject to the provisions of this Agreement) in such registration, all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice. All registrations requested pursuant to in this Section 2(a) are referred to herein as "Demand Registrations". The Company acknowledges that the holders of the CVC Registrable Securities may request a Demand Registration in connection with a public offering of Holders Securities.

                  (b) Long-Form Registrations. The holders of a majority of the CVC Registrable Securities will be entitled to request up to five (5) Long-Form Registrations in which the Company will pay all Registration Expenses. A registration will not count as the permitted Long-Form

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Registration until it has become effective and unless the holders of Registrable
Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration.

                  (c) Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to Section 2(b), the holders of the CVC Registrable Securities will be entitled to request an unlimited number of Short-Form Registrations in which the Company will pay all Registration Expenses. Demand Registrations (other than 415 Registrations) will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Exchange Act, the Company will use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities.


                  (d) Priority on Demand Registrations. The Company will not include in any Long-Form Registration or Short-Form Registration any securities which are not Registrable Securities without the prior written consent of the holders of at least a majority of the Registrable Securities included in such registration. If a Long-Form Registration or a Short-Form Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the number of Registrable Securities requested to be included in such registration pro rata, if necessary, among the holders of Registrable Securities based on the number of shares of Registrable Securities owned by each such holder and (ii) second, any other securities of the Company requested to be included in such registration pro rata, if necessary, on the basis of the number of shares of such other securities owned by each such holder, and (iii) third, if Company Registrable Securities are to be included in such registration, the number of Company Registrable Securities to be included in such registration is that number of Company Registrable Securities which is, after giving effect to the foregoing clauses (i) and (ii), required to attain the $20 million threshold offering amount set forth in Section 5(c).

                  (e) Restrictions on Demand Registrations. The Company will not be obligated to effect any Demand Registration within six months after the effective date of a previous Demand Registration.

                  (f) Selection of Underwriters. In the case of a Demand Registration for an underwritten offering, the holders of a majority of the Registrable Securities to be included in such Demand Registration will have the right to select the investment banker(s) and manager(s) to administer the offering, which investment banker(s) and manager(s) will be nationally recognized, subject to the Company's approval which will not be unreasonably withheld.

                  (g) 415 Registrations.

                        (i) The holders of a majority of the CVC Registrable Securities will be entitled to request one (1) 415 Registration. Subject to the availability of required financial information, within 45 days after the Company receives written notice of a request for a 415 Registration, the Company shall file with the SEC a registration statement under the Securities Act


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for the 415 Registration. The Company shall use its best efforts to cause the
415 Registration to be declared effective under the Securities Act as soon as practical after filing, and once effective, the Company shall (subject to the provisions of clause (ii) below) cause such 415 Registration to remain effective for such time period as is specified in such request, but for no time period longer than the period ending on the earlier of (i) the third anniversary of the date of filing of the 415 Registration or (ii) the date on which all CVC Registrable Securities have been sold pursuant to the 415 Registration or (iii) the date as of which there are no longer any CVC Registrable Securities in existence.

                        (ii) If the holders of a majority of the CVC Registrable Securities notify the Company in writing that they intend to effect the sale of all or substantially all of the CVC Registrable Securities held by such holders pursuant to a single integrated offering pursuant to a then effective registration statement for a 415 Registration (a "Takedown"), the Company and each holder of Registrable Securities (other than the Individual Purchasers) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for its equity securities, during the 90-day period beginning on the date such notice of a Takedown is received.

                        (iii) If in connection with any Takedown the managing underwriters (selected in accordance with clause (iv) below) advise the Company that, in its opinion, the inclusion of any other securities other than CVC Registrable Securities would adversely affect the marketability of the offering, then no such securities shall be permitted to be included. Additionally, if in connection with such an offering, the number of CVC Registrable Securities and other securities (if any) requested to be included in such Takedown exceeds the number of CVC Registrable Securities and other securities which can be sold in such offering without adversely affecting the marketability of the offering, the company shall include in such Takedown (i) first, the CVC Registrable Securities requested to be included in such Takedown, pro rata among the holders of such Registrable Securities on the basis of the number of CVC Registrable Securities owned by each such holder, and (ii) second, other securities requested to be included in such Takedown to the extent permitted hereunder.

                        (iv) The holders of a majority of the CVC Registrable Securities shall have the right to retain and select an investment banker and manager to administer the 415 Registration and any Takedown pursuant thereto, subject to the Company's approval which will not be unreasonably withheld.

                        (v) In addition to the provisions in Section 6 below, all expenses incurred in connection with the management of the 415 Registration (whether incurred by the Company or the holders of the CVC Registrable Securities) shall be borne by the Company (including, without limitation, all fees and expenses of the investment banker and manager) (excluding discounts and commissions).

                  (h) Other Registration Rights. Except as provided in this Agreement, the Company will not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such


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securities, without the prior written consent of the holders of a majority of the CVC Registrable Securities.

           3.     Piggyback Registrations.

                  (a) Right to Piggyback. Whenever the Company proposes to register any of its Common Stock under the Securities Act (other than pursuant to a Demand Registration, and other than pursuant to a registration statement on Form S-8 or S-4 or any similar form or in connection with a registration the primary purpose of which is to register debt securities (i.e., in connection with a so-called "equity kicker") and a registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice. Notwithstanding the foregoing, in connection only with the initial registered public offering of the Company's securities which offering is a primary offering, no Registrable Securities shall be included in such registration without the prior written consent of the holders of a majority of CVC Registrable Securities.

                  (b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, the Company will include in such registration all securities requested to be included in such registration; provided, that if the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares of Registrable Securities owned by each such holder, and (iii) third, other securities, if any, requested to be included in such registration.

                  (c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities (which registration was consented to pursuant to Section 2(h) above), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares of Registrable Securities owned by each such holder, and (iii) third, other securities requested to be included in such registration not covered by clause
(i) above.


                  (d) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the investment banker(s) and manager(s) for the offering will be selected by the Company.

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                  (e) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to this
Section 3, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Forms S-4 or S-8 or any successor forms), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least six months has elapsed from the effective date of such previous registration.

         4.       Holdback Agreements.

                  (a) Each holder of Registrable Securities (other than the Individual Purchasers) hereby agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any Demand Registration (other than a 415 Registration) or Piggyback Registration for a public offering to be underwritten on a firm commitment basis in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

                  (b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration (other than a 415 Registration) or Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Forms S-4 or S-8 or any successor forms), unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause each holder of Registrable Securities (other than the Individual Purchaser) and each other holder of at least 5% (on a fully diluted basis) of Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

         5. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

                  (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed);


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                  (b) prepare and file with the SEC such amendments and
supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than six months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                  (c) if requested by the holders of a majority of the CVC Registrable Securities in connection with any Demand Registration requested by such holders, use its best efforts to cause to be included in such registration shares of the Company's Common Stock having an aggregate value (based on the midpoint of the proposed offering price range specified in the registration statement used to offer such securities) of up to $20 million ("Company Registrable Securities"), to be offered in a primary offering of the Company's securities contemporaneously with such offering of Registrable Securities;

                  (d) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (e) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process (i.e., service of process which is not limited solely to securities law violations) in any such jurisdiction);

                  (f) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                  (g) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the Nasdaq National Market ("Nasdaq Market") and, if listed on the Nasdaq Market, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a Nasdaq "National Market System security" within the meaning of Rule 11Aa2-1 of the SEC or, failing that, to secure Nasdaq Market authorization for such Registrable Securities and, without


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limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the National Association of Securities Dealers;

                  (h) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

                  (i) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

                  (j) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (k) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

                  (l) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

                  (m) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

                  (n) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

                  (o) obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold


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comfort" letters as the holders of a majority of the Registrable Securities being sold reasonably request.

If any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company and if, in its sole and exclusive judgment, such holder is or might be deemed to be a controlling person of the Company, such holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such holder and presented to the Company in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such holder; provided that with respect to this clause (ii) such holder shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company.

         6.       Registration Expenses.

                  (a) All Registration Expenses will be borne by the Company.

                  (b) In connection with each Demand Registration, each Piggyback Registration and each 415 Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities initially requesting such registration.

         7.       Indemnification.

                  (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such holder, director, officer or controlling person for any legal or other expenses reasonably incurred by such holder, director, officer or controlling person in connection with the investigation or defense of such loss, claim, damage, liability or expense, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.


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                  (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided, that the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

                  (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                  (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

            8. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided, that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder and such holder's intended method of distribution.

      9. Rule 144 Reporting. With a view to making available to the holders of Registrable Securities the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

            (a) make and keep current public information available, within the meaning of Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after it has become subject to the reporting requirements of the Exchange Act;

            (b) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Securities Act and Exchange Act (after it has become subject to such reporting requirements); and

            (c) so long as any party hereto owns any Registrable Securities, furnish to such Person forthwith upon request, a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time commencing 90 days after the effective date of the first registration filed by the Company for an offering of its securities to the general public), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as such Person may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

      10. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, mailed by certified or registered mail, return receipt requested and postage prepaid, or sent via a nationally recognized overnight courier, or sent via facsimile to the recipient. Such notices, demands and other communications will be sent to the address indicated below:

            To the Company:

                  Plainwell Holding Company
                  c/o  Simpson Plainwell Paper Company
                  200 Allegan Street
                  Plainwell, Michigan  49080
                  Attention:  Chief Executive Officer
                  Telecopy No.: (616) 685-2597

            With copies (which shall not constitute notice) to:

                  Citicorp Venture Capital, Ltd.
                  399 Park Avenue, 14th Floor
                  New York, New York  10043
                  Attention:  John D. Weber
                  Telecopy No.:  (212) 888-2940

                  Kirkland & Ellis
                  Citicorp Center
                  153 East 53rd Street
                  New York, New York  10022-4675
                  Attention:  Kirk A. Radke, Esq.
                  Telecopy No.:  (212) 446-4900

                  Godfrey & Kahn, S.C.
                  780 North Water Street
                  Milwaukee, WI  53202-3590
                  Attention:  Thomas A. Myers, Esq.
                  Telecopy No.:  (414) 273-5198

            To CVC, any Individual Purchaser, or the Investor:

                  Citicorp Venture Capital, Ltd.
                  399 Park Avenue
                  14th Floor
                  New York, New York  10043
                  Attention:  John Weber
                  Telecopy No.:  (212) 888-2940

            With a copy (which shall not constitute notice) to:

                  Kirkland & Ellis
                  Citicorp Center
                  153 East 53rd Street
                  New York, New York  10022-4675
                  Attention:  Kirk A. Radke, Esq.
                  Telecopy No.:  (212) 446-4900

            To CCT:

                  CCT II Partners, L.P.
                  399 Park Avenue, 14th Floor
                  New York, New York 10043
                  Attention:  John D. Weber
                  Telecopy No.:  (212) 888-2940

            With a copy (which shall not constitute notice) to:

                  Kirkland & Ellis
                  Citicorp Center
                  153 East 53rd Street
                  New York, New York  10022-4675
                  Attention:  Kirk A. Radke, Esq.
                  Telecopy No.:  (212) 446-4900

            To the Investor:

                  Brenton Halsey
                  c/o  James River Corp.
                  120 Tredegar Street
                  Richmond, VA  23219

            To Larkspur:

                  Larkspur Capital Corporation
                  445 Park Avenue
                  New York, New York  10022
                  Attention:  Robert L. Goodwin
                  Telecopy No.:  (212) 376-5791

            To any of the Executives:

                  c/o  Simpson Plainwell Paper Company
                  200 Allegan Street
                  Plainwell, Michigan  49080
                  Attention:  [EXECUTIVE'S NAME]
                  Telecopy No.:  (616) 685-2597

            With a copy (which shall not constitute notice) to:

                  Godfrey & Kahn, S.C.
                  780 North Water Street
                  Milwaukee, WI  53202-3590
                  Attention:  Thomas A. Myers, Esq.
                  Telecopy No.:  (414) 273-5198

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

         11.      Miscellaneous.

                  (a) No Inconsistent Agreements. The Company will not enter into any agreement which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

                  (b) Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

                  (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of a majority of the Registrable Securities.

                  (d) Waiver of Jury Trial. The parties to this Agreement each hereby waives, to the fullest extent permitted by law, any right to trial by jury of any claim, demand, action, or cause of action (i) arising under this Agreement or (ii) in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or any of the transactions related hereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity, or otherwise. Each of the parties to this Agreement hereby agrees and consents that any claim, demand, action, or cause of action shall be decided by court trial without a jury and that the parties to this Agreement may file an original counterpart of a copy of this Agreement with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

                  (e) Time is of the Essence. Each of the parties to this Agreement hereby agrees that time is of the essence in the performance of this Agreement and with respect to all duties and periods specified herein.

                  (f) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

                  (g) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  (h) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

                  (i) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  (j) GOVERNING LAW. THE CORPORATE LAWS OF THE STATE OF DELAWARE WILL GOVERN ALL QUESTIONS CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.


                               *   *   *   *   *

                  IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.


                                         PLAINWELL HOLDING COMPANY

                                         By:____________________________________
                                         Name:
                                         Title:


                                         CITICORP VENTURE CAPITAL, LTD.

                                         By:____________________________________
                                         Name:
                                         Title:


                                         CCT II PARTNERS, L.P.

                                         By:  CCT I Corporation
                                         Its:  General Partner

                                         By:____________________________________
                                         Name:
                                         Title:


                                         WILLIAM L. NEW


                                         _______________________________________


                                         BRENTON HALSEY


                                         _______________________________________

                              INDIVIDUAL PURCHASERS
                               SIGNATURE PAGE FOR
                          REGISTRATION RIGHTS AGREEMENT




RICHARD CASHIN                            ALCHEMY, L.P.

_________________________________
                                          By:___________________________________

                                          Name:
                                          Title:


DAVID F. THOMAS                           JOHN D. WEBER


_________________________________         ______________________________________



NATASHA PARTNERSHIP                       JAMES URRY


                                          ______________________________________
By:______________________________
Name:
Title:


JOSEPH SILVESTRI


_________________________________

                               SIGNATURE PAGE FOR
                          REGISTRATION RIGHTS AGREEMENT






LARKSPUR CAPITAL CORPORATION

By:________________________________

Name:_____________________________

Title:______________________________

                                    EXHIBIT A

                               FORM OF JOINDER TO
                          REGISTRATION RIGHTS AGREEMENT

            This JOINDER to the Registration Rights Agreement, dated as of June __, 1997 by and among Plainwell Holding Company, a Delaware corporation (the "Company"), and certain securityholders of the Company (the "Agreement"), is made and entered into as of _________ by and between the Company and _________________ ("Holder"). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Agreement.

            WHEREAS, Holder has acquired certain shares of Common Stock, and the Agreement and the Company contemplates that Holder, as a holder of Common Stock, may be entitled to become a party to the Agreement, and Holder agrees to do so in accordance with the terms hereof.

            NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

                  Agreement to be Bound. Holder hereby agrees that upon execution of this Joinder, it shall become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto and shall be deemed a holder of Executive Registrable Securities for all purposes thereof. In addition, Holder hereby agrees that all Common Stock held by Holder shall be deemed Executive Registrable Securities for all purposes of the Agreement.

            1. Successors and Assigns. Except as otherwise provided herein, this Joinder shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and Holder and any subsequent holders of Common Stock and the respective successors and assigns of each of them, so long as they hold any shares of Common Stock.

            2. Counterparts. This Joinder may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

            3. Notices. For purposes of Section 10 of the Agreement, all notices, demands or other communications to the Holder shall be directed to:

                        [Name]
                        [Address]
                        [Facsimile Number]

            4. GOVERNING LAW. THE CORPORATE LAWS OF THE STATE OF DELAWARE WILL GOVERN ALL QUESTIONS CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS JOINDER SHALL BE

GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                  5. DESCRIPTIVE HEADINGS. The descriptive headings of this Joinder are inserted for convenience only and do not constitute a part of this Joinder.


                            *   *   *   *   *

                  IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first above written.

                                      PLAINWELL HOLDING COMPANY


                                      By:________________________________
                                      Name:
                                      Title:


                                      [HOLDER]


                                      By:_________________________________